                                                                 EXHIBIT 10.47.6


                      SIXTH AMENDMENT TO CREDIT AGREEMENT

               THIS SIXTH AMENDMENT TO CREDIT AGREEMENT ("Amendment") is entered into as of January 11, 2002, by and among WESTERN DIGITAL TECHNOLOGIES, INC., a Delaware corporation formerly known as Western Digital Corporation ("Borrower"), the other credit parties party hereto (each individually a "Credit Party" and collectively, the "Credit Parties"), the lenders signatory hereto (each individually a "Lender" and collectively the "Lenders"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as administrative agent for Lenders (in such capacity, "Agent"), and BANK OF AMERICA, N.A., as documentation agent for Lenders ("Documentation Agent"; Agent and Documentation Agent are collectively referred to as "Co-Agents" and each, a "Co-Agent").

                                    RECITALS

        A. Borrower, the other Credit Parties party thereto, Lenders, and Co-Agents have entered into the Credit Agreement dated as of September 20, 2000, as amended by the First Amendment to Credit Agreement dated as of March 8, 2001, the Second Amendment to Credit Agreement dated as of March 23, 2001, the Third Amendment to Credit Agreement dated as of April 7, 2001, the Fourth Amendment to Credit Agreement dated as of September 26, 2001, and the Fifth Amendment to the Credit Agreement dated as of December 21, 2001 (collectively, "Credit Agreement"), pursuant to which Co-Agents and Lenders are providing financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in Annex A to the Credit Agreement shall be applied herein as defined or established therein.

        B. Borrower has requested in the letter attached hereto as Appendix A that Co-Agents and Requisite Lenders amend the Credit Agreement, and Co-Agents and Lenders are willing to do so subject to the terms and conditions of this Amendment.

                                    AGREEMENT

               NOW, THEREFORE, in consideration of the continued performance by Borrower and each other Credit Party of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the other Credit Parties signatory hereto, Lenders, and Co-Agents hereby agree as follows:

               1. Ratification and Incorporation of Credit Agreement. Except as expressly modified under this Amendment, (a) each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Credit Agreement, and (b) all of the terms and conditions set forth in the Credit Agreement are incorporated herein by this reference as if set forth in full herein.

               2. Amendment to Credit Agreement.

                      (a) The following definition is hereby added to Annex A to the Credit Agreement in appropriate alphabetical order:

                             "Sixth Amendment" means the Sixth Amendment to
               Credit Agreement dated as of January 11, 2002.

                      (b) The definition of "L/C Sublimit" in Annex B to the Credit Agreement is hereby amended by deleting the reference to "Twenty-Five Million Dollars ($25,000,000)" in such definition and replacing it with the words "Thirty-Five Million Dollars ($35,000,000)".

               3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

                      (a) receipt by Co-Agents of (i) this Amendment and (ii) the letter agreement of even date herewith, each of which shall have been duly executed by Borrower, each of the other Credit Parties, Co-Agents and Requisite Lenders;

                      (b) payment of a $25,000 amendment fee by Borrower to Agent, for the ratable benefit of Lenders; and

                      (c) the absence of any Defaults or Events of Default as of the date hereof.

               4. Entire Agreement. This Amendment, together with the Credit Agreement, the other Loan Documents and the letter agreement of even date herewith among Borrower, each of the other Credit Parties, Co-Agents and Requisite Lenders, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof.

               5. Representations and Warranties. Borrower and each other Credit Party hereby represents and warrants that the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, except to the extent that (a) a particular representation or warranty by its terms expressly applies only to an earlier date or (b) Borrower or any other Credit Party, as applicable, has previously advised Co-Agents in writing as contemplated under the Credit Agreement, are true and correct in all material respects as of the date hereof.

               6. Reaffirmation by Guarantors. Each Credit Party that is also a Guarantor, by its execution of this Amendment, consents to the terms hereof and ratifies and reaffirms all of the provisions of the Guaranties.

               7. Miscellaneous.

                      (a) Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

                      (b) Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

                      (c) Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

                      (d) Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

                      (e) No Novation. Except as expressly provided in Section 2 of this Amendment, the execution, delivery, and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of any Co-Agent or any Lender under the Credit Agreement or any other Loan Document, (ii) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or (iii) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

                      (f) Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.

                  [Remainder of Page Intentionally Left Blank]

               IN WITNESS WHEREOF, this Sixth Amendment to Credit Agreement has been duly executed as of the date first written above.

                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as Administrative Agent, a Co-Agent and a Lender


                                    By:
                                        ----------------------------------------
                                            Robert S. Yasuda
                                            Duly Authorized Signatory

                                    BANK OF AMERICA, N.A.,
                                    as Documentation Agent, a Co-Agent and a Lender


                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------

                                    THE CIT GROUP/BUSINESS CREDIT, INC.,
                                    as a Lender


                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------

                                    WESTERN DIGITAL TECHNOLOGIES, INC.,
                                    a Delaware corporation formerly known as Western Digital Corporation


                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------

                                    WESTERN DIGITAL (U.K.), LTD.,
                                    a corporation organized under the laws of the United Kingdom


                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------

                                    WESTERN DIGITAL (I.S.) LIMITED,
                                    a corporation organized under the laws of Ireland


                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------

                                   APPENDIX A

                         (REQUEST LETTER FROM BORROWER)

                                  SEE ATTACHED.